COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 4
dated February 26, 2008
to the May 1, 2007 Prospectus

CREF STOCK ACCOUNT

The CREF Stock Account intends to increase its allocation to foreign equities and to diversify the Account’s foreign equity holdings by adding exposure to foreign small-cap equities. To reflect these changes, the following disclosure should be inserted after the bullet entitled “Foreign Investment Risk” on page 14 of the Prospectus:

“Any Account that invests in securities of small and/or mid-sized issuers is subject to the following risk:

  Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than large-cap securities. These risks may be heightened when dealing with foreign small and mid-sized issuers.”

In addition, the following language should replace the third and fourth full paragraphs on page 16 of the Prospectus:

     “The Account invests in foreign stocks and other equity securities. The Account also may invest in fixed-income securities and money market instruments traded on foreign exchanges, in other foreign securities markets or privately placed. Foreign securities have different types and levels of risk than a strictly domestic portfolio. The Account will also invest a portion of its foreign investments in emerging market securities and, to a lesser extent, foreign small-cap equities. Over time, the Account intends to transition weightings of its holdings to be approximately 70-75% domestic equities and 25-30% foreign equities, with approximately 5% of the Account comprised of emerging market investments and approximately 3% of the Account comprised of foreign small-cap investments. For a discussion of additional risks concerning investments in foreign securities, see “Additional Investment Tools and Risks” below.

     The benchmark for the Stock Account is a composite index comprised of four unmanaged benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) EAFE® + Canada Index, the MSCI Emerging Markets IndexSM and the MSCI EAFE® + Canada Small Cap Index. The weights in the composite index change daily to reflect the relative sizes of the domestic, developed foreign market, emerging market and foreign small-cap segments of the Account and to maintain its consistency with the Account’s investment strategies.”

Finally, the following heading and paragraph should be inserted on page 33 of the Prospectus following the section entitled “MSCI Emerging Markets IndexSM”:

     “MSCI EAFE® + CANADA SMALL CAP INDEX

     This is a component of the benchmark index for the Stock Account. The MSCI EAFE® + Canada Small Cap Index is designed to track small-cap equity performance in 22 developed countries outside of the United States. This index aims to capture companies with a market capitalization generally below that of the companies in the standard MSCI EAFE® + Canada Index. As of December 31, 2007, median capitalization of issuers in the index was $360 million, and 95% of the issuers had capitalizations below $1.4 billion.”

CREF SOCIAL CHOICE ACCOUNT

The CREF Social Choice Account intends to add foreign equity holdings to its portfolio of investments. To reflect this change, the following disclosure should replace the first four full paragraphs on page 25 of the Prospectus:

     “Investment Strategy: The Social Choice Account invests in a diversified set of domestic and foreign stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the Account’s social criteria.

     The Account is balanced, with assets divided between foreign and domestic stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money market instruments (about 40%). The equity portion of the Account will be divided between a domestic and a foreign portion, with domestic equities accounting for approximately 47% of the Account and foreign equities accounting for approximately 13% of the

Account. Because the Account’s foreign equity portion is new, the Account will increase its foreign equity exposure gradually. When market conditions or transaction needs require, the equity portion of the Account can go as high as 70% or as low as 50% through adjustments to either or both of the domestic and foreign equity portions, with corresponding changes to the fixed-income portion. Any of these percentages can be changed even further if the Account’s management believes it would be appropriate.

     Current Social Criteria: The social criteria the Account takes into consideration, and any universe of investments that the Account utilizes, are non-fundamental investment policies. They can be changed without the approval of the Account’s participants.

     The equity portion of the Account includes both a domestic and a foreign equity portion. The domestic equity portion attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index. The foreign equity portion of the Account attempts to track the return of developed foreign markets as represented by the MSCI EAFE® + Canada Index. The Account primarily invests in companies selected by KLD Research & Analytics, Inc. (“KLD”) that are screened to favor companies that meet or exceed the environmental, social and governance criteria described below.

     The fixed-income portion of the Account seeks to track the returns and duration of the Lehman Brothers U.S. Aggregate Index. The corporate issuers held in this portion of the Account are also subject to the screening criteria of KLD.

     The benchmark for the Social Choice Account is a composite index comprised of three unmanaged benchmarks: the Russell 3000® Index, the MSCI EAFE® + Canada Index and the Lehman Brothers U.S. Aggregate Index.”

In addition, the second paragraph of the footnote at the bottom of page 25 of the Prospectus should be replaced with the following language and the final paragraph of the footnote should be deleted in its entirety:

     “KLD’s publication of its indices in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including, without limitation, any warranty of merchantability or fitness for a particular purpose with respect to its indices or any data or any security (or combination thereof) included therein.”

Also, the phrase “from the KLD BMS Index” in the final paragraph on page 25 and in the third line of the first full paragraph on page 26 of the Prospectus should each be replaced with “by KLD”; and the phrase “for inclusion in the KLD BMS Index” in the final line of that same paragraph should be deleted.

Additionally, the second full paragraph on page 26 of the Prospectus should be deleted in its entirety.

Also, the final sentence of the first full paragraph on page 27 of the Prospectus, which limits the Social Choice Account’s investments in foreign securities to 15% of its assets, should be deleted in its entirety.

In addition, the following sentences should be added before the last two sentences in the paragraph entitled “Special Investment Risks” on page 27 of the Prospectus:

     “The Account may be subject to the risks of foreign investing, which can be greater than and different from the risks of domestic investing. These include political and social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. See below for more information on the risks of foreign investing.”

Additionally, the first sentence under the section entitled “MSCI EAFE® + Canada Index” on page 33 of the Prospectus should be replaced in its entirety by the following sentence:

     “This is a component of the benchmark index for the Stock Account and the Social Choice Account.”

Finally, the following sentence should replace the first sentence in the section entitled “Lehman Brothers U.S. Aggregate Index” on page 34 of the Prospectus:

     “This is the benchmark index for the Bond Market Account and a component of the benchmark index for the Social Choice Account.”

A11568 2/08